Exhibit 10.3

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of December 20, 2012, among TPC GROUP LLC, a Texas limited liability company (the “Company”), the guarantors party hereto (the “Guarantors”), WILMINGTON TRUST COMPANY, as trustee under the indenture referred to below (the “Trustee”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent (in such capacity, the “Collateral Agent”), paying agent, registrar and authentication agent.

W I T N E S S E T H:

WHEREAS, the Company and the guarantors party thereto have heretofore executed and delivered to the Trustee and the Collateral Agent an Indenture dated as of October 5, 2010 (as amended, supplemented or otherwise modified to the date hereof, the “Indenture”), providing for the issuance of the Company’s 8 1/4% Senior Secured Notes due 2017 (the “Securities”), initially in the aggregate principal amount of $350,000,000;

WHEREAS, pursuant to Section 9.02 of the Indenture, the Company and the Trustee, the Collateral Agent, Paying Agent, Registrar and Authentication Agent may, among other things, amend certain terms of the Indenture with the written consent of the holders of the Securities of at least a majority or 66 2/3%, as applicable, in aggregate principal amount of the Securities then outstanding;

WHEREAS, the Company has offered to purchase for cash all of the Securities and has solicited consents to certain amendments of the Indenture and the Securities (the “Proposed Amendments”) pursuant to the Company’s Offer to Purchase and Consent Solicitation Statement dated November 15, 2012 (the “Offer to Purchase”) and the related Letter of Transmittal and Consent (together with the Offer to Purchase, the “Consent Solicitation”);

WHEREAS, the Company has obtained the written consent to the Proposed Amendments to the Indenture from the holders of the Securities of more than 66 2/3% in aggregate principal amount of the Securities outstanding;

WHEREAS, the Company has delivered to the Trustee and the Registrar and Paying Agent the Officers’ Certificate as well as the Opinion of Counsel provided for in the Indenture relating to the execution and delivery of this Supplemental Indenture; and

WHEREAS, the execution and delivery of this Supplemental Indenture has been duly authorized by the parties thereto, and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein”, “hereof” and “hereby” and other words of similar import used in this Supplemental

Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Amendments to the Indenture. The Indenture is hereby amended as follows:

(a) Sections 4.02 through 4.08 are amended and restated in their entirety to read as follows:

“SECTION 4.02. [INTENTIONALLY OMITTED].

SECTION 4.03. [INTENTIONALLY OMITTED].

SECTION 4.04. [INTENTIONALLY OMITTED].

SECTION 4.05. [INTENTIONALLY OMITTED].

SECTION 4.06. [INTENTIONALLY OMITTED].

SECTION 4.07. [INTENTIONALLY OMITTED].

SECTION 4.08. [INTENTIONALLY OMITTED].”

(b) Sections 4.11 through 4.12 are amended and restated in their entirety to read as follows:

“SECTION 4.11. [INTENTIONALLY OMITTED].

SECTION 4.12. [INTENTIONALLY OMITTED].”

(c) Sections 4.14 through 4.19 are amended and restated in their entirety to read as follows:

“SECTION 4.14. [INTENTIONALLY OMITTED].

SECTION 4.15. [INTENTIONALLY OMITTED].

SECTION 4.16. [INTENTIONALLY OMITTED].

SECTION 4.17. [INTENTIONALLY OMITTED].

SECTION 4.18. [INTENTIONALLY OMITTED].

SECTION 4.19. [INTENTIONALLY OMITTED].”

(d) Section 5.01 of the Indenture is amended and restated in its entirety to read as follows:

“SECTION 5.01. When Company May Merge or Transfer Assets.

(a) The Company shall not consolidate or merge with or into or wind up into (whether or not the Company is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person unless:

(i) the Company is the surviving Person or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof (the Company or such Person, as the case may be, being herein called the “Successor Company”);

(ii) the Successor Company (if other than the Company) expressly assumes all the obligations of the Company under this Indenture and the Securities pursuant to a supplemental indenture or other documents or instruments in form reasonably satisfactory to the Trustee;

(iii) if the Successor Company is other than the Company, each Guarantor, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person’s obligations under this Indenture and the Securities; and

(iv) the Successor Company (if other than the Company) shall have delivered or caused to be delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or disposition and such supplemental indenture (if any) comply with this Indenture;

The Successor Company (if other than the Company) shall succeed to, and be substituted for, the Company under this Indenture and the Securities, and the Company shall automatically be released and discharged from its obligations under this Indenture and the Securities. Notwithstanding Section 5.01(a), (i) the Company or any Restricted Subsidiary may consolidate with, merge into or sell, assign, transfer, lease, convey or otherwise dispose of all or part of its properties and assets, to the Company or to another Restricted Subsidiary, (ii) the Company may merge or consolidate with an Affiliate incorporated or organized solely for the purpose of reincorporating or reorganizing the Company in another state of the United States, the District of Columbia or any territory of the United States so long as the amount of Indebtedness of the Company and its Restricted Subsidiaries is not increased thereby, and (iii) the Company may convert into a corporation, partnership, limited partnership, limited liability company or trust organized or existing under the laws of the jurisdiction of organization of such company.

(b) Subject to the provisions of Section 10.02(b) (which govern the release of a Guarantee upon the sale or disposition of a Restricted Subsidiary of the Company that is a

Guarantor), each Guarantor shall not, and the Company shall not permit any Guarantor to, consolidate or merge with or into or wind up into (whether or not such Guarantor is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person unless:

(i) such Guarantor is the surviving Person or the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof (such Guarantor or such Person, as the case may be, being herein called the “Successor Guarantor”) and the Successor Guarantor (if other than such Guarantor) expressly assumes all the obligations of such Guarantor under this Indenture and such Guarantor’s Guarantee pursuant to a supplemental indenture or other documents or instruments in form reasonably satisfactory to the Trustee; and

(ii) the Successor Guarantor (if other than such Guarantor) shall have delivered or caused to be delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or disposition and such supplemental indenture (if any) comply with this Indenture.

The Successor Guarantor (if other than such Guarantor) shall succeed to, and be substituted for, such Guarantor under this Indenture and such Guarantor’s Guarantee, and such Guarantor will automatically be released and discharged from its obligations under this Indenture and such Guarantor’s Guarantee. Notwithstanding the foregoing, (1) a Guarantor may merge or consolidate with an Affiliate incorporated or organized solely for the purpose of reincorporating or reorganizing such Guarantor in another state of the United States, the District of Columbia or any territory of the United States, so long as the amount of Indebtedness of the Guarantor is not increased thereby, (2) a Guarantor may merge or consolidate with, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all or part of its properties or assets to, another Guarantor or the Company, and (3) a Guarantor may convert into a corporation, partnership, limited partnership, limited liability company or trust organized or existing under the laws of the jurisdiction of organization of such Guarantor.”

(e) Section 6.01 of the Indenture is amended and restated in its entirety to read as follows:

“SECTION 6.01. Events of Default. An “Event of Default” occurs if:

(a) the Company defaults in any payment of interest on any Security when the same becomes due and payable, and such default continues for a period of 30 days,

(b) the Company defaults in the payment of principal or premium, if any, of any Security when due at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise,

(c) the Company fails to comply with its obligations under Section 5.01,

(d) [INTENTIONALLY OMITTED],

(e) [INTENTIONALLY OMITTED],

(f) [INTENTIONALLY OMITTED],

(g) the Company pursuant to or within the meaning of any Bankruptcy Law:

(i)	commences a voluntary case;

(ii)	consents to the entry of an order for relief against it in an involuntary case;

(iii)	consents to the appoints of a Custodian of it or for any substantial part of its property; or

(iv)	makes a general assignment for the benefit of its creditors or takes any equivalent action under any foreign laws relating to insolvency;

(h)	a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i)	is for relief against the Company in an involuntary case;

(ii)	appoints a Custodian of the Company for all or substantially all of its property; or

(iii)	orders the winding up or liquidation of the Company;

or any similar relief is granted under any foreign laws and any such order or decree described in this clause (h) remains unstayed and in effect for 90 days, or

(i)	[INTENTIONALLY OMITTED]

(j) the Guarantee of a Significant Subsidiary ceases to be in full force and effect (except as contemplated by the terms thereof) or any Guarantor that is a Significant Subsidiary denies or disaffirms its obligations under this Indenture or any Guarantee and such Default continues for 10 days after receipt of a related Notice of Default as specified below.

The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

The term “Bankruptcy Law” means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

A Default under clause (c) above shall not constitute an Event of Default until the Trustee notifies the Company in writing or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company and the Trustee in writing of the Default and the Company does not cure such Default within the time specified in clause (c) above after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a “Notice of Default.” The Company shall deliver to the Trustee, within thirty (30) days after the occurrence thereof, written notice of any event which is, or with the giving of notice or the lapse of time or both would become, an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

(f) Article 11 of the Indenture is amended and restated in its entirety to read as follows:

“ARTICLE 11

[INTENTIONALLY OMITTED]”

3. Amendments to the Securities. The Securities are hereby amended as follows:

(a) Paragraph 4 on the reverse of the Securities is amended and restated in its entirety to read as follows:

“4. Indenture

The Company issued the Securities under an Indenture dated as of October 5, 2010 (as amended, supplemented or otherwise modified to the date hereof, the “Indenture”), among the Company, the Guarantors, the Paying Agent and Wilmington Trust Company as the trustee (the “Trustee”). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “TIA”). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and the Holders are referred to the Indenture and the TIA for a statement of such terms and provisions. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

The Securities are senior secured obligations of the Company. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities issued in exchange for Initial Securities pursuant to the Indenture. The Initial Securities and any Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes limitations on the ability of the Company and each Guarantor to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of its property.

To guarantee the due and punctual payment of the principal and interest, on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Guarantors have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations on a senior secured basis pursuant to the terms of the Indenture.”

(b) Paragraph 8 on the reverse of the Securities is amended and restated in its entirety to read as follows:

“8.	[INTENTIONALLY OMITTED]”

(c) Paragraph 15 on the reverse of the Securities is amended and restated in its entirety to read as follows:

“15.	[INTENTIONALLY OMITTED]”

4. Ratification of Indenture and Securities; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture and the Securities are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

5. Effectiveness. This Supplemental Indenture shall be effective upon its execution and delivery by the parties hereto. The amendments set forth in Section 2 and Section 3 hereof will become operative concurrently with the Company’s acceptance for purchase the Securities validly tendered and not validly withdrawn at or prior to the Consent Payment Deadline (as defined in the Offer to Purchase).

6. Severability. In case any provision in this Supplemental Indenture or the Securities shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Trustee and Collateral Agent Make No Representation. The Trustee and the Collateral Agent shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company. The Trustee and the Collateral Agent make no representation as to the validity or sufficiency of this Supplemental Indenture.

9. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

10. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

TPC GROUP LLC, as Company

By:	/s/ Rishi A. Varma
Name: Rishi A. Varma
Title: Vice President, General Counsel and Secretary

TP CAPITAL CORP, as Guarantor

By:	/s/ Rishi A. Varma
Name: Rishi A. Varma
Title: Vice President, General Counsel and Secretary

PORT NECHES FUELS, LLC, as Guarantor

By:	/s/ Rishi A. Varma
Name: Rishi A. Varma
Title: Vice President, General Counsel and Secretary

TEXAS BUTYLENE CHEMICAL CORPORATION, as Guarantor

By:	/s/ Rishi A. Varma
Name: Rishi A. Varma
Title: Vice President, General Counsel and Secretary

TEXAS OLEFINS DOMESTIC-INTERNATIONAL SALES CORPORATION, as Guarantor

By:	/s/ Rishi A. Varma
Name: Rishi A. Varma
Title: Vice President, General Counsel and Secretary

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ Geoffrey J. Lewis
Name: Geoffrey J. Lewis
Title: Assistant Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Paying Agent, Registrar and Authentication Agent
By: Deutsche Bank National Trust Company

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk
Title: Vice President

By:	/s/ Kelvin Vargas
Name: Kelvin Vargas
Title: Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent
By: Deutsche Bank National Trust Company

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk
Title: Vice President

By:	/s/ Kelvin Vargas
Name: Kelvin Vargas
Title: Associate